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                                                                   EXHIBIT 10.27

                    SECURITIES EXCHANGE AND RELEASE AGREEMENT

                                      among

                           THE INVESTORS NAMED HEREIN

                                       and

                   FIREARMS TRAINING SYSTEMS, INC., as Issuer

                            Dated as of April 1, 2000

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                    SECURITIES EXCHANGE AND RELEASE AGREEMENT

                  SECURITIES EXCHANGE AND RELEASE AGREEMENT dated as of April 1, 2000 among FIREARMS TRAINING SYSTEMS, INC., a Delaware corporation (the "Company"), and each of the parties listed on Schedule 1 annexed hereto (each, an "Investor," and collectively, the "Investors").

                               W I T N E S S E T H

                  WHEREAS, FATS, Inc., a Delaware Corporation ("FATS") and a wholly owned Subsidiary of the Company, proposes to issue and exchange with the Investors (i) an aggregate of $966,248 principal amount of Junior Secured Debt (the "Junior Secured Debt") pursuant to the Loan Agreement and Exchange Agreement dated as of April 1, 2000 among the Company, FATS and the Lenders named therein (the "Loan Agreement"), having the terms and subject to the security as set forth in the Loan Agreement; and (ii) an aggregate of $504,129 principal amount of Senior Secured Debt issued pursuant to the Loan Agreement having terms and subject to the security as set forth in the Loan Agreement (the "Senior Secured Debt", and together with the Junior Secured Debt, the "Debt")

                  WHEREAS the Company proposes to issue (i) an aggregate of
897.397 shares (the "Preferred Shares") of its Series B Preferred Stock having the rights, powers, privileges and preferences set forth in the Certificate of Designations thereof (the "Certificate of Designations") attached hereto as Exhibit A (the "Preferred Stock"); (ii) an aggregate of 8,459,664 shares (the "Common Shares") of its Class A Common Stock (the "Class A Common Stock"); (iii) warrants in the form attached hereto as Exhibit B to purchase an aggregate of 2,000,000 shares of the Company's Class A Common Stock (the "New Warrants"); and
(iv) amended warrants in the form attached hereto as Exhibit C (the "Amended Warrants") to purchase an aggregate of 3,246,164 shares of the Company's Class A Common Stock (which Preferred Shares, Common Shares, New Warrants, Amended Warrants together are referred to as the "Securities"); and

                  WHEREAS, the Investors presently hold (i) an aggregate of 20,289 shares (the "Old Preferred Shares") of Series A Preferred Stock (the "Series A Preferred Stock"); (ii) warrants (the "Original Warrants") to purchase an aggregate of 3,246,164 shares of the Company's Class B Non-voting Common Stock (the "Class B Common Stock"), exercisable only by exchange of Series A Preferred Stock (which aggregates include all shares of Series A Preferred Stock and Original Warrants payable as Unit dividends in kind on the Old Preferred Shares through and including March 31, 2000);

                  WHEREAS, certain Investors (the "Guarantor Investors") presently hold a Revolving Promissory Note (the "Promissory Note") in the principal amount of $3,000,000 plus accrued and unpaid interest originally issued to Deutsche Financial Services Corporation ("DFSC") and acquired by certain of the Investors in payment of a Guaranty issued by the Guarantor Investors to DFSC (the "Guaranty"); and

                  WHEREAS, the Investors have severally agreed to exchange the Old Preferred Shares for a portion of the Common Shares and the Original Warrants for the Amended Warrants and the Guarantor Investors have severally agreed to release and cancel all obligations of the Company to them pursuant to the Guaranty and the Promissory Note in exchange for the Junior Secured Debt, the Senior Secured Debt, the Series B Preferred Shares, the balance of the Common Shares, and the New Warrants;


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                  NOW, THEREFORE, in consideration of the promises and the
covenants hereinafter contained, the parties hereby agree as follows:

                                   ARTICLE I

                       EXCHANGE OF SECURITIES AND RELEASE

                  SECTION 1.1 THE GUARANTY EXCHANGE. The Company or FATS, as applicable, by all requisite corporate action, has authorized the issuance and exchange to the Guarantee Investors of (i) the Junior Secured Debt; (ii) the Senior Secured Debt; (iii) the Preferred Shares and all additional shares of Preferred Stock issuable in respect of dividends thereon (the "Additional Preferred Shares"); (iv) an aggregate of 1,764,452 Common Shares and (v) the New Warrants and the shares issuable upon exercise of such warrants. In reliance on the representations and warranties of the Company contained herein and subject to the terms and conditions hereof, the Guarantee Investors hereby agree to release the Company and any of its affiliates from all obligations pursuant to the Promissory Note, the Guarantee and the letter agreement dated as of June 1, 1999 between the Guarantor Investors and the Company (the "Letter Agreement"), and in reliance on the representations of the Guarantee Investors contained herein and subject to the terms and conditions hereof, the Company agrees to issue the Preferred Shares, such number of Common Shares, and the New Warrants to the Guarantee Investors in the amounts set forth on Schedule 1. Pursuant to the Loan Agreement, FATS has agreed to issue the Junior Secured Debt and the Senior Secured Debt. The consideration for such release shall be allocated among the Junior Secured Debt, the Senior Secured Debt, the Preferred Shares, the Common Shares, and the New Warrants as set forth on Schedule 2.

                  SECTION 1.2 THE SERIES A PREFERRED STOCK AND AMENDED WARRANT EXCHANGE. The Company, by all requisite corporate action, has authorized the issuance and exchange with the Investors of an aggregate of 6,695,212 Common Shares and the Amended Warrants and the issuance of all shares of Class A Common Stock of the Company issuable upon exercise of the Amended Warrants. In reliance on the representations and warranties of the Company contained herein and subject to the terms and conditions hereof, the Investors agree to exchange the Old Preferred Shares and the Original Warrants for such number of Common Shares and the Amended Warrants and in reliance on the representations and warranties of the Investors contained herein and subject to the terms and conditions hereof, the Company agrees to issue such Common Shares and Amended Warrants to the Investors in the amounts set forth on Schedule 1 and such exchange shall be allocated as set forth on Schedule 2.

                  SECTION 1.3 TERMINATION AND RELEASE OF RESTRICTION ON THE EXCHANGE OF SECURITIES. The parties hereto hereby agree to terminate, and the Company hereby agrees to release the Investors, Centre Partners Management LLC and Centre Partners II, L.P. (collectively, the "Centre Entities"), from, the restrictions upon conversion of shares of Class B Common Stock into shares of Class A Common Stock, as set forth in Article IX of the Securities Purchase Agreement dated as of November 13, 1998 among the Company and the investors identified therein, and as set forth in any other agreement between the Centre Entities and the Company. The parties hereto agree that such Securities Purchase Agreement and such other agreements are hereby amended to give effect to the foregoing.


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                                   ARTICLE II

                                     CLOSING

                  SECTION 2.1 CLOSING DATE. The closing (the "Closing") of the exchange of the Securities, Debt and releases contemplated hereby shall take place as soon as practicable following such time as all of the conditions set forth in Article V are satisfied or waived (the date of the Closing is hereinafter referred to as the "Closing Date"). The Closing shall be held at the offices of Sidley & Austin, 875 Third Avenue, New York, New York 10022, or at such other place as agreed to by the Company and the Investors.

                  Delivery of the Securities to be issued to the Investors pursuant to this Agreement shall be made at the Closing by the Company delivering to each Investor, against exchange of the consideration therefor, certificates representing the appropriate number of Preferred Shares, Common Shares, New Warrants and Amended Warrants (registered in the name of such Investor or such other person which shall be an affiliate of such Investor or a nominee of such Investor or such affiliate as such Investor may have designated in writing to the Company prior to the Closing Date). The consideration exchanged for the Securities shall be the amounts thereof set forth opposite each Investor's name on Schedule 1 and shall be paid by delivery to the Company of certificates representing the Old Preferred Stock and the Original Warrants. The Closing and delivery of the Debt shall be made in accordance with the Loan Agreement.

                  SECTION 2.2 FURTHER ASSURANCES. From time to time following the Closing, upon the request of any Investor, the Company shall execute and deliver, or cause to be executed and delivered, to such Investor such other instruments and take such other action as may be reasonably necessary to more effectively vest in such Investor and put the Investor in possession of the Preferred Shares, the New Warrants, the Additional Preferred Shares, the Amended Warrants and all shares of common stock issuable upon exercise of the New Warrants and the Amended Warrants.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  As an inducement to the Investors to enter into this Agreement and to consummate the transactions contemplated hereby, the Company represents and warrants to each of the Investors as follows:

                  SECTION 3.1 ORGANIZATION, STANDING AND POWER OF THE COMPANY AND ITS SUBSIDIARIES; HOLDINGS OF THE COMPANY. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware; and each of the subsidiaries of the Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the Company and each subsidiary of the Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company and its subsidiaries are duly qualified to transact business and are in good standing as foreign corporations in each jurisdiction where the character of their activities requires such qualification, except where the failure of the Company or its subsidiaries to be so qualified would not cause a material adverse effect on the business, results of operations, condition (financial or otherwise),


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properties, assets or prospects of the Company and its subsidiaries, taken as a whole ("Material Adverse Change").

                  The Company owns, directly or indirectly, all of the issued and outstanding shares of capital stock of each of its subsidiaries free and clear of any liens, encumbrances, equities and claims (other than liens and encumbrances pursuant to the Loan Agreement, the Second Amended and Restated Credit Agreement and Partial Exchange Agreement, dated as of April 1, 2000, among the Company, FATS, Inc., the lenders named therein, and Bank of America, N.A., as agent (the "Credit Agreement") and liens and encumbrances securing the Junior Secured Debt and the Senior Secured Debt). All such shares were duly authorized, validly issued and are non-assessable and were not issued or transferred in violation of any preemptive or similar rights.

                  SECTION 3.2 AUTHORITY. The Company has all necessary corporate power and corporate authority to enter into this Agreement and all documents and instruments (including, without limitation, the Securities) to be executed by the Company in furtherance of the transactions contemplated hereby (collectively, the "Transaction Documents"), and to consummate the transactions contemplated hereby and thereby.

                  SECTION 3.3 NON-CONTRAVENTION. The execution, delivery, and performance of the Transaction Documents by the Company and the consummation of the transactions contemplated thereby by the Company do not and will not (a) result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any agreement, instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound or (b) violate any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body applicable to the Company or any of its subsidiaries or any of their respective properties or assets, other than such breaches, defaults or violations that are not reasonably expected to impair the ability of the Company to consummate the transactions contemplated by the Transaction Documents. The execution, delivery and performance of the Transaction Documents by the Company and the consummation of the transactions contemplated thereby do not and will not violate or conflict with any provision of the certificate of incorporation or by-laws of the Company or any of its subsidiaries, as currently in effect. Except for such UCC-1 filings and/or mortgage recordation as required by the Credit Agreement or compliance by the Company with SEC disclosure requirements or filings with the Secretary of State of the State of Delaware, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any government agency or body or self regulatory organization (including, without limitation, the NASD or the NASDAQ Stock Market) applicable to the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of the Transaction Documents or the consummation of the transactions contemplated thereby, including the issuance, sale and delivery of the Securities to be issued, sold and delivered by the Company hereunder and the issuance of the Additional Preferred Shares, and the issuance of shares of the Company's common stock upon exercise of the New Warrants and the Amended Warrants.

                  SECTION 3.4 ENFORCEABILITY OF AGREEMENT. This Agreement has been, and the other Transaction Documents to be executed and delivered by the Company pursuant hereto have been duly and validly authorized by all requisite corporate action on the part of, and executed and delivered by, the


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Company, and this Agreement is, and such other Transaction Documents when so executed and delivered will be, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  SECTION 3.5 CAPITALIZATION. The authorized capital stock of the Company as of (i) immediately prior to the Closing, and (ii) immediately following the Closing, will be as set forth on Schedule 3 hereto. All of the outstanding shares of the Company's capital stock are duly and validly authorized and issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued and are not now in violation of or subject to any preemptive rights. The Securities, the Additional Preferred Shares, and all shares of common stock issuable upon exercise of the New Warrants and Amended Warrants have been duly and validly authorized by the Company. When issued, sold and delivered in accordance with this Agreement, the New Warrants and the Amended Warrants, the Preferred Shares, the Additional Preferred Shares, the Common Shares and all shares of the Company's common stock issuable upon exercise of the New Warrants and Amended Warrants, will be duly and validly issued, fully paid and nonassessable. A sufficient number of shares of Class A Common Stock has been reserved for issuance upon exercise of the New Warrants and Amended Warrants; a sufficient number of shares of Class A Common Stock of the Company has been reserved for issuance upon the conversion of Class B Common Stock; and no further approval or authority of the stockholders or the Board of Directors of the Company under the Delaware General Corporation Law or the Securities Exchange Act of 1934 (the "Exchange Act") will be required for any such issuance. No preemptive rights or other rights to subscribe for or purchase securities exist with respect to the issuance and sale of the Securities by the Company pursuant to this Agreement or the issuance of common stock upon exercise of all New Warrants and Amended Warrants.

                  SECTION 3.6 REGISTRATION AND QUALIFICATION. Assuming the accuracy of the representations and warranties made by each of the Investors set forth in Article IV hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Investors in the manner contemplated by this Agreement to register under the Securities Act the Securities or the shares of Class A Common Stock issuable upon exercise of the New Warrants and the Amended Warrants pursuant to an exemption therefrom.

                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

                  As an inducement to the Company to enter into this agreement and to consummate the transactions contemplated hereby, each of the Investors, severally and not jointly, hereby represents and warrants to the Company as follows:

                  SECTION 4.1 INVESTMENT. Investor is acquiring the Securities for investment for its own account, and not with a view to any distribution thereof in contravention of applicable securities laws. Investor understands that the Securities and the shares of common stock issuable upon exercise of the New Warrants and Amended Warrants (collectively, the "Warrants") have not been registered under the Securities Act of 1933 as amended (the "Securities Act") by reason of specific exemptions therefrom


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which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of Investor's representations as expressed herein.

                  Investor's financial condition and investments are such that it is in a position to hold the Securities and the shares of common stock issuable upon exercise of the Warrants for an indefinite period, bear the economic risks of the investment and to withstand the complete loss of the investment. Investor has extensive knowledge and experience in financial and business matters and has the capability to evaluate the merits and risks of any Securities and the shares of common stock issuable upon exercise of the Warrants. Investor qualifies as an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.

                  SECTION 4.2 RULE 144. Investor acknowledges that the Securities and the shares of common stock issuable upon exercise of the Warrants must be held indefinitely unless subsequently registered under the Securities Act or any applicable state securities laws or unless exemptions from such registrations are available. Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

                  SECTION 4.3 ORGANIZATION OF INVESTOR. Investor is duly organized and validly existing under the laws of the jurisdiction of its organization.

                  SECTION 4.4 AUTHORITY OF INVESTOR. Investor has the power and authority (corporate or similar) to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to comply with the terms, conditions and provisions hereof.

                  The execution, delivery and performance of this Agreement by Investor has been duly authorized and approved by Investor and does not require any further authorization or consent of Investor or its beneficial owners. This Agreement is the legal, valid and binding agreement of Investor, enforceable against Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  SECTION 4.5 NON-CONTRAVENTION. The execution, delivery and performance of this Agreement by Investor and the consummation of any of the transactions contemplated hereby by Investor will not (a) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Investor pursuant to any agreement, instrument, franchise, license or permit to which Investor is a party or by which any of its properties or assets may be bound or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body applicable to Investor or any of its properties or assets, other than such breaches, defaults or violations that are not reasonably expected to impair the ability of Investor to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by Investor and the consummation of the transactions contemplated hereby by Investor do not and will not violate or conflict with any provision of the organizational documents of Investor, as currently in effect.


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                  SECTION 4.6 CO-INVESTORS' POWER-OF-ATTORNEY. Investor, if
it is a Co-Investor, as defined below, has duly appointed Centre Partners II, LLC its true and lawful attorney-in-fact with full power and authority in its name, place and stead to execute and deliver this Agreement and to execute and deliver such stock powers, agreements, documents and instruments as may be necessary or appropriate to give effect to the transactions contemplated by this Agreement.

                                   ARTICLE V

                  CONDITIONS TO THE OBLIGATIONS OF THE PARTIES

                  OBLIGATIONS OF THE INVESTORS

                  SECTION 5.1 GENERAL CONDITIONS TO OBLIGATIONS OF THE INVESTORS. The obligation of each of the Investors to consummate the transactions contemplated herein is subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date, and to the performance in all material respects by the Company of its obligations hereunder (including the covenants contained in Article VI of this Agreement).

                  SECTION 5.2 REGISTRATION RIGHTS AGREEMENT. The obligation of each of the Investors to consummate the transactions contemplated herein is subject to the (i) Registration Rights Agreement dated as of July 31, 1996 among the Company, certain of the Investors and affiliates thereof as amended as of the Closing Date (the "Registration Rights Agreement") continuing to be in full force and effect and (ii) the Investors' receipt of the Company's agreement, in form and substance satisfactory to the Investors, that all shares of Class A Common Stock and Class B Common Stock of the Company currently or hereafter owned by the Investors or their affiliates, all Common Shares, all shares of common stock issuable upon exercise of the New Warrants and the Amended Warrants, and all shares of the Company's Class A Common Stock issued upon conversion of such shares (and all securities issuable in respect thereof upon a split, combination or reclassification of such securities or pursuant to a merger of the Company with another entity), constitute "Registrable Securities" under and for purposes of the Registration Rights Agreement, except to the extent such securities constitute Registrable Securities under and for the purposes of the registration rights agreement dated as of April 1, 2000 among the Company and the Institutional Holders set forth therein.

                  SECTION 5.3 OFFICERS' CERTIFICATES. The obligation of each of the Investors to consummate the transactions contemplated herein is subject to each of the Investors at the Closing Date receiving a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, to the effect that (i) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in Article III hereof are accurate and (ii) as of the Closing Date, the obligations of the Company to be performed hereunder on or prior to the Closing Date have been duly performed in all material respects.

                  SECTION 5.4 OPINION. The obligation of each of the Investors to consummate the transactions contemplated herein is subject to the Investors' receiving at the Closing Date the opinion of Sidley & Austin, counsel to the Company, to the effect of the matters set forth in Exhibit D attached hereto.


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                  SECTION 5.5 CERTIFICATE OF DESIGNATION. The obligation of each of the Investors to consummate the transactions contemplated herein is subject to the Certificate of Designation attached hereto as Exhibit A having been duly adopted by the Company and filed with the Secretary of State of the State of Delaware in accordance with the General Corporation Law of that State.

                  SECTION 5.6 LENDER DOCUMENTS. The obligation of each of the Investors to consummate the transactions contemplated herein is subject to the execution and delivery by the Company and the required lenders of the Credit Agreement and associated documents reflecting the terms set forth in the drafts thereof previously delivered to the Investors and such lender's execution of an intercreditor agreement in form and substance satisfactory to the Investors (collectively, the "Lender Documents").

                  OBLIGATIONS OF THE COMPANY

                  SECTION 5.7 GENERAL CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligation of the Company to issue the Securities to each of the Investors shall be subject to the accuracy of the representations and warranties of each of the Investors herein contained except to the extent any inaccuracies do not materially impair the ability of the Investors to consummate the transaction contemplated by the Agreement, as of the date hereof and as of the Closing Date, and to the performance in all material respects by each of the Investors of its obligations hereunder.

                  SECTION 5.8 LENDER DOCUMENTS. The obligation of the Company to consummate the transactions contemplated herein is subject to the execution and delivery by (i) the lenders of the Lender Documents; and (ii) the execution and delivery by the Guaranty Investors of an intercreditor agreement among the required lenders and the Guaranty Investors in form satisfactory to all parties thereto.

                  SECTION 5.9 CERTIFICATE OF CENTRE PARTNERS II, LLC. The obligation of the Company to consummate the transactions contemplated herein are subject to the Company receiving a certificate of Centre Partners II, LLC ("Centre Partners") dated the Closing Date, to the effect that as of the date hereof and as of the Closing Date Centre Partners is the true and lawful attorney-in-fact of each of NationsBanc Investment Corporation, C.S. Craig Family Limited Partnership, David T. K. Sarda, The Lazard Freres & Co. LLC Employees' Savings Plan & Trust f/b/o Paul J. Zepf, Bruce Pollack, David Golub, Scott Perekslis, Samuel L. Shimer and Gregory Fischer, Mark M. Lee, Dale Lenzner, 11/24/1987 Trust f/b/o Kerwelyn C. Craig, 12/17/1986 f/b/o Nedenia H. Craig (each a "Co-Investor") with full power and authority to execute and deliver this Agreement, and any stock powers as may be necessary or appropriate to give effect to the transactions contemplated by this Agreement, in the name, place and stead of each Co-Investor.

                  OBLIGATIONS OF EACH OF THE COMPANY AND THE INVESTORS

                  SECTION 5.10 NO INJUNCTION. The obligations of each of the Company and the Investors to consummate the transactions contemplated herein are subject to the condition that no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction prohibiting or preventing consummation of the transactions contemplated herein shall be in effect.


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                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

                  As an inducement to the Investors to enter into this Agreement and to consummate the transactions contemplated hereby, the Company hereby covenants with each of the Investors as follows:

                  SECTION 6.1 REPORTING. The Company shall, so long as the Preferred Shares, Additional Preferred Shares, Common Shares or the shares of common stock issuable upon exercise of the Warrants are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, timely file all required reports and other information with the Commission under Section 13 or 15 (d) of the Exchange Act.

                  SECTION 6.2 PAYMENT OF EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay (i) all costs and expenses incident to the performance of the obligations of the Company hereunder, including those in connection with (a) the issuance, transfer and delivery of the Debt, Common Shares, Preferred Shares, Additional Preferred Shares, Warrants, and all shares of common stock issuable upon exercise of the Warrants, including any transfer or similar taxes payable therein, (b) the qualification of the Common Shares, Preferred Shares, Additional Preferred Shares and the shares of common stock issuable upon exercise of the Warrants under state or foreign securities or Blue Sky laws, (c) the cost of printing certificates for the Common Shares, Preferred Shares, Additional Preferred Shares and the shares of common stock issuable upon exercise of the Warrants and (d) the cost and charges of any transfer agent, registrar, trustee or fiscal paying agent; and (ii) all documented out-of-pocket costs and expenses, including the fees of one firm of attorneys, incurred by the Investors in connection with the negotiation and delivery of this Agreement and consummation of the transactions contemplated hereby.

                  SECTION 6.3 INSPECTION. Prior to and following the Closing, the Company will permit each of the Investors and their representatives to visit and inspect any of the Company's properties, to examine its books and records and to make copies and to take extracts therefrom, and to discuss its business affairs and finances with its officers and key employees, all at such reasonable times as the Investors may request.

                  SECTION 6.4 AVAILABILITY OF COMMON STOCK. The Company hereby covenants and agrees to use its best efforts to take all action necessary, desirable or appropriate to have, reserve and keep available at all times out of the Company's authorized but unissued shares of capital stock the full number of shares of Class A Common Stock issuable upon (i) the exercise of the Amended Warrants and the New Warrants, and (ii) upon conversion of Class B Common Stock, for issuance for the purpose of effecting such exercise and conversion.

                  SECTION 6.5 NO GENERAL SOLICITATION. None of the Company, its affiliates (as defined in Rule 501(b) of the Securities Act) or any person acting on their behalf will solicit any offer to buy or offer or sell the Securities, Additional Preferred Shares or any shares of common stock issuable upon exercise of the Warrants by means of any form or general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act that would require the registration of such securities under the Securities Act.


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                  SECTION 6.6 EXCHANGE OF STOCK CERTIFICATES. Upon surrender of any certificate representing the Securities, the Additional Preferred Shares, or the common stock issuable upon exercise of such Warrants for exchange at the office of the Company, the Company at its expense will cause to be issued in exchange therefor new certificates in such denomination or denominations as may be requested for the same aggregate number of securities represented by the certificate so surrendered and registered as such holder may request.

                  SECTION 6.7 LOST CERTIFICATES. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing any of the Securities, the Additional Preferred Shares, the Warrants, or the common stock issuable upon exercise of the Warrants, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such certificate, if mutilated, the Company will make and deliver in lieu of such certificate a new certificate of like tenor and for the number of shares evidenced by such certificate which remain outstanding. An Investor's agreement of indemnity shall constitute indemnity satisfactory to the Company for the purposes of this Section 6.7.

                                  ARTICLE VII

                  RESTRICTIONS ON TRANSFERABILITY OF SECURITIES

                  SECTION 7.1 RESTRICTIVE LEGEND. Each certificate representing
(a) the Preferred Shares, (b) the Common Shares (c) the New Warrants, (d) the Additional Preferred Shares, (e) the Amended Warrants, (f) the shares of the common stock issuable upon exercise of the Warrants, and (g) any other securities issued in respect of such shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR EXEMPTIONS THEREFROM UNDER SAID ACT AND LAWS.

The Company will promptly, upon request, remove any such legend when no longer required by the terms of this Agreement or by applicable law.

                                  ARTICLE VIII

                                 INDEMNIFICATION

                  SECTION 8.1 INDEMNIFICATION. The Company hereby agrees to indemnify, defend and hold harmless each Investor and its partners, stockholders, directors, officers and affiliates from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses (collectively, "Claims"), including without limitation, interest, penalties and attorneys' fees and expenses, asserted against, resulting to, or imposed upon or incurred by such Investor directly or indirectly, in connection with the transactions contemplated hereby.

                  SECTION 8.2 TERMS OF INDEMNIFICATION. The obligations and liabilities of the Company with respect to Claims by third parties will be subject to the following terms and conditions:

                           (a) an Investor will give the Company prompt notice of any Claims asserted against, resulting to, imposed upon or incurred by such Investor, directly or indirectly, and the Company will undertake the defense thereof by representatives of its own choosing which are reasonably satisfactory to such Investor; provided that the failure of any Investor to give notice as provided in this Section 8.2 shall not relieve the Company of its obligations under this Article VIII, except to the extent that such failure has materially and adversely affected the rights of the Company;

                           (b) if within a reasonable time after notice of any Claim, the Company fails to defend, such Investor will have the right to undertake the defense, compromise or settlement of such Claims on behalf of and for the account and at the risk of the Company, subject to the right of the Company to assume the defense of such Claim at any time prior to settlement, compromise or final determination thereof;

                           (c) the Company on one hand and the Investors on the other will not, without the prior written consent of the other, settle or compromise any Claim or consent to entry of any judgment relating to any such Claim;

                           (d) with respect to any Claims asserted against one or more Investors, such Investors will have the right to employ one counsel of their choice in each applicable jurisdiction (if more than one jurisdiction is involved) to represent such Investors if, in such Investors' reasonable judgment, a conflict of interest between such Investors and the indemnifying party exists in respect of such Claims, and in that event the reasonable fees and expenses of such separate counsel shall be paid by such indemnifying party; and

                           (e) the Company will provide each Investor reasonable access to all records and documents of the Company relating to any Claim.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS RULES THEREOF.

                  SECTION 9.2 SURVIVAL. All representations and warranties, covenants and agreements of the Company and any Investor contained in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Investor or any representative or controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof; and such representations and warranties shall survive for a period of one year from the Closing Date and such covenants and agreements shall survive indefinitely.

                  SECTION 9.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto. No assignment of this Agreement may be made by the Company at any time, whether or not by operation of law, without the Investors' prior written consent. Each Investor may assign any of its rights hereunder to an affiliate of such Investor without the Company's consent provided that such affiliate expressly assumes in writing all of the Investor's obligations hereunder, and provided that such assignment shall not relieve the assigning Investor of its obligations hereunder. From and after the Closing Date, all rights of the Investors hereunder shall inure to subsequent holders of the Securities, the Additional Preferred Shares, and the shares of common stock issuable upon the exercise of the Warrants.

                  SECTION 9.4 ENTIRE AGREEMENT: AMENDMENT. This Agreement, the Transaction Documents and the Registration Rights Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

                  SECTION 9.5 NOTICES, ETC. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier or courier guaranteeing overnight delivery, addressed (a) if to the Investors to Centre Partners Management LLC, 30 Rockefeller Plaza, Suite 5050, New York, New York 10020, Attention: Mr. Scott Perekslis, Facsimile No.: (212) 332-5801 or at such other addresses as shall have been furnished to the Company, with a copy (which shall not constitute notice) to: Weil, Gotshal & Manges LLP; 767 Fifth Avenue, New York, New York 10153, Attn: Jeffrey Weinberg, Esq., Facsimile No.: (212) 310-8007 and (b) if to the Company, at 7340 McGinnis Ferry Road, Suwanee, Georgia 30174, Attention: Chief Financial Officer, or at such other address as the Company shall have furnished to the Investors in writing, with a copy to: Sidley & Austin, 875 Third Avenue, New York, New York 10022,
Attn: James G. Archer, Esq., Facsimile No.: (212) 906-2021. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to a courier guaranteeing overnight delivery.

                  SECTION 9.6 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to the Company or any of the Investors upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of the Company or any of the Investors nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Company or any of the Investors of any breach or default under this Agreement, or any waiver on the part of any such party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to the Company or any of the Investors, shall be cumulative and not alternative.

                  SECTION 9.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by only one of the parties hereto, each of which shall be enforceable against the party actually executing such counterpart, and all of which together shall constitute one instrument.

                  SECTION 9.8 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provisions; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

                  SECTION 9.9 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  SECTION 9.10 NO PUBLIC ANNOUNCEMENT. Neither the Company nor any of the Investors shall make any press release or other public announcement concerning the transactions contemplated by this Agreement except as and to the extent that any such party shall be obligated to make any such disclosure by law or by the rules of NASDAQ and then only after consultation with the other regarding the basis of such obligation and the content of such press release or other public announcement or as the parties shall mutually agree.

                  SECTION 9.11 SPECIFIC ENFORCEMENT. Investors, on the one hand, and the Company, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the covenants contained in this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that money damages are an inadequate remedy for breach thereof because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that such covenants are not performed in accordance with their terms or are otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the covenants referred to in the immediately preceding sentence and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other rights and remedies to which they may be entitled at law or equity.

                  SECTION 9.12 TIME OF THE ESSENCE. Time is of the essence for purposes of the Company's covenants and agreements contained herein.

                            [signature page follows]

                  IN WITNESS WHEREOF, each of the undersigned has caused the foregoing Agreement to be executed by one of its duly authorized officers as of the date first above written.

                                     FIREARMS TRAINING SYSTEMS, INC.



                                     By        /s/ Robert Mecredy
                                        ---------------------------------
                                        Name:
                                        Title.


                                     CENTRE CAPITAL INVESTORS II, L.P. CENTRE
                                     CAPITAL TAX-EXEMPT INVESTORS II, L.P.
                                     CENTRE CAPITAL OFFSHORE INVESTORS II, L.P.


                                     By: Centre Partners II, L.P.,
                                         as General Partner


                                     By: Centre Partners Management LLC,
                                         as Attorney-in-fact


                                     By:       /s/ Jonathan Kagan
                                        ---------------------------------
                                        Managing Director


                                     CENTRE PARTNERS COINVESTMENT, L.P.


                                     By: Centre Partners II LLC,
                                         as General Partner


                                     By:      /s/ Jonathan Kagan
                                        ---------------------------------
                                        Managing Director


                                     NATIONSBANC INVESTMENT CORPORATION


                                     By: Centre Partners II, LLC,
                                         as Attorney-in-fact


                                     By:     /s/ Jonathan Kagan
                                        ---------------------------------
                                        Managing Director

                                     C.S. CRAIG FAMILY LIMITED PARTNERSHIP


                                     By: Centre Partners II, LLC,
                                         as Attorney-in-fact


                                     By:       /s/ Jonathan Kagan
                                        ---------------------------------
                                        Managing Director


                                     DAVID T. K. SARDA


                                     By: Centre Partners II, LLC,
                                         as Attorney-in-fact


                                     By:       /s/ Jonathan Kagan
                                        ---------------------------------
                                        Managing Director


                                     FRANCIS J. CONROY, AS TRUSTEE OF THE
                                     LAZARD FRERES & CO. LLC EMPLOYEES'
                                     SAVINGS PLAN & TRUST F/B/O PAUL J. ZEPF,
                                     BRUCE POLLACK, SCOTT PEREKSLIS, DAVID
                                     GOLUB, SAMUEL L. SHIMER, AND GREGORY
                                     FISCHER


                                     By: Centre Partners II, LLC,
                                         as Attorney-in-fact


                                     By:       /s/ Jonathan Kagan
                                        ---------------------------------
                                        Managing Director

                                      MARK LEE


                                      By: Centre Partners II, LLC,
                                          as Attorney-in-fact


                                     By:       /s/ Jonathan Kagan
                                        ---------------------------------
                                        Managing Director


                                     DALE LENZNER


                                     By: Centre Partners II, LLC,
                                         as Attorney-in-fact


                                     By:       /s/ Jonathan Kagan
                                        ---------------------------------
                                        Managing Director


                                     11/24/1987 TRUST F/B/O KERWELYN C. CRAIG


                                     By: Centre Partners II, LLC,
                                         as Attorney-in-fact


                                     By:       /s/ Jonathan Kagan
                                        ---------------------------------
                                        Managing Director


                                     12/17/1986 TRUST F/B/O NEDENIA H. CRAIG


                                     By: Centre Partners II, LLC,
                                         as Attorney-in-fact


                                     By:       /s/ Jonathan Kagan
                                        ---------------------------------
                                        Managing Director

                                   SCHEDULE 1
                                    INVESTORS


                                                                    Preferred       Common         New           Amended
              Investor                                                Shares        Shares       Warrants       Warrants
              --------                                               --------       ------       --------       --------

Centre Capital Investors II, L.P.
Centre Capital Tax-Exempt Investors II, L.P.
Centre Capital Offshore Investors II, L.P.
Centre Partners Coinvestment, L.P.
NationsBanc Investment Corporation
C.S. Craig Family Limited Partnership
David T. K. Sarda
The Lazard Freres & Co. LLC Employees' Savings Plan
& Trust f/b/o Paul J. Zepf, Bruce Pollack, David Golub,
Scott Perekslis, Samuel L. Shimer and Gregory Fischer
Mark.M. Lee
Dale Lenzner
11/24/1987 Trust f/b/o Kerwelyn C. Craig
12/17/1986 Trust f/b/o Nedenia H. Craig

                                   SCHEDULE 2

                                   SCHEDULE 3
                                 CAPITALIZATION

                  As of immediately prior to the Closing, the authorized capital stock of the Company consists of 68,060,000 shares of Class A Common Stock of which 19,496,897 are issued and outstanding, 6,200,000 shares of Class B Common Stock of which 1,139,017 are issued and outstanding, 38,000 shares of Series A Preferred Stock of which 20,289 are issued and outstanding, and 50,000 shares of Series B Preferred Stock of which none are issued and outstanding. In addition, 6,600,035 shares of Class A Common Stock have been reserved for issuance upon the exercise of options and warrants or the conversion of the shares of Class B Common Stock which are issued and outstanding.

                  As of immediately following the Closing, the authorized capital stock of the Company consists of 1,000,000 shares of Class A Common Stock of which 68,750,050 are issued and outstanding, 6,200,000 shares of Class B Common Stock of which 1,139,017 are issued and outstanding, 38,000 shares of Series A Preferred Stock of which none are issued and outstanding, and 50,000 shares of Series B Preferred Stock of which 21,361.114 are issued and outstanding. In addition, 8,600,035 shares of Class A Common Stock have been reserved for issuance upon the exercise of options and warrants or the conversion of the shares of Class B Common Stock which are issued and outstanding.

                                   EXHIBIT A
                           CERTIFICATE OF DESIGNATIONS

                                    EXHIBIT B
                              FORM OF NEW WARRANTS

                                    EXHIBIT C
                            FORM OF AMENDED WARRANTS

                                    EXHIBIT D
                                 FORM OF OPINION


                                       23